UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2013

DCP MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

370 17th Street, Suite 2500

Denver, Colorado 80202

(Address of principal executive offices) (Zip Code)

(303) 633-2900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 6, 2013, DCP Midstream Partners, LP (the “Partnership”) issued a press release announcing its financial results for the first quarter ended March 31, 2013. A copy of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K, and is incorporated herein by reference. The press release contains financial measures that are not presented in accordance with accounting principles generally accepted in the United States of America, or GAAP, for the applicable periods presented, including adjusted EBITDA, distributable cash flow and adjusted segment EBITDA for each of the Partnership’s three business segments. The most directly comparable GAAP financial measures to adjusted EBITDA and distributable cash flow are net income attributable to partners, which is presented in the furnished press release and prominently below for the applicable periods presented, and net cash provided by operating activities, which is presented in the furnished press release and prominently below for the applicable periods presented. The most directly comparable segment GAAP financial measure to adjusted segment EBITDA for each business segment is the applicable segment net income attributable to partners, which GAAP financial measures are set forth in the furnished press release and prominently below for the applicable periods presented:

DCP MIDSTREAM PARTNERS, LP

GAAP FINANCIAL MEASURES

(Unaudited)

	Three Months Ended March 31,*
	2013	2012	As Reported in 2012
	(Millions)

Net income attributable to partners	$52	$34	$23

Net cash provided by operating activities	$147	$44	$61

DCP MIDSTREAM PARTNERS, LP

SEGMENT GAAP FINANCIAL MEASURES

(Unaudited)

	Three Months Ended March 31,*
	2013	2012	As Reported in 2012
	(Millions)

Natural Gas Services segment:

Segment net income attributable to partners	$39	$40	$22

NGL Logistics segment:

Segment net income attributable to partners	$22	$10	$10

Wholesale Propane Logistics segment:

Segment net income attributable to partners	$20	$17	$17

*	The transfers of net assets between entities under common control were accounted for as if the transactions had occurred at the beginning of the period, and prior years were retrospectively adjusted to furnish comparative information similar to the pooling method. In addition, results are presented as originally reported in 2012 for comparative purposes.

In accordance with General Instruction B.2 of Form 8-K, the press release furnished as Exhibit 99.1 to this current report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or Securities Exchange Act of 1934, each as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01 Other Events.

In order to satisfy requirements under the Securities Act of 1933, as amended, to include certain previously filed acquisition financial statements in the Registration Statement on Form S-3 filed by the Partnership on June 21, 2011 and amended on July 27, 2011, which was declared effective on August 4, 2011 (Registration No. 333-175047) (as supplemented by the prospectus supplement dated August 17, 2011, the “Registration Statement”), we hereby incorporate by reference Exhibit 99.2 to the Current Report on Form 8-K filed by us on November 7, 2012 and Exhibit 99.1 to the Current Report on Form 8-K/A filed by us on November 7, 2012 into this Current Report on Form 8-K and thereby into the Registration Statement.

The Partnership also hereby makes the following addition to the “Material Tax Consequences” and “Material Tax Considerations” sections of the Registration Statement:

Additional Withholding Requirements. Under recently enacted legislation, the relevant withholding agent may be required to withhold 30% of any interest, dividends and other fixed or determinable annual or periodical gains, profits and income from sources within the United States (“FDAP Income”) or gross proceeds from the sale of any property of a type which can produce interest or dividends from sources within the United States paid to (i) a foreign financial institution (for which purposes includes foreign broker-dealers, clearing organizations, investment companies, hedge funds and certain other investment entities) unless such foreign financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is a beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements or otherwise qualifies for an exemption from this withholding. Under recently finalized Treasury Regulations, withholding only applies to payments of FDAP Income which are made after December 31, 2013, and to payments of relevant gross proceeds which are made after December 31, 2016. Non-U.S. and U.S. unitholders are encouraged to consult their own tax advisors regarding the possible implications of this legislation on their investment in our common units.

The Partnership also hereby makes the following updates to the “Material Tax Consequences” and “Material Tax Considerations” sections of the Registration Statement:

•

In general, the highest effective U.S. federal income tax rate applicable to ordinary income of individuals is currently 39.6% and the maximum U.S. federal income tax rate for net capital gains of an individual where the asset disposed of was a capital asset held for more than twelve months at the time of disposition is 20% (which rates are subject to change by new legislation at any time); and

•

The current minimum tax rate for non-corporate taxpayers is 26% on the first $179,500 of alternative minimum taxable income in excess of the exemption amount and 28% on any additional alternative minimum taxable income (which threshold changes yearly and which rates are subject to change by new legislation at any time).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP on the South/Central Texas Gathering and Processing Business Combined Financial Statements as of December 31, 2011 and 2010, and for the years ended December 31, 2011, 2010, and 2009 (incorporated by reference to Exhibit 23.1 to the Form 8-K/A filed by the Partnership on November 7, 2012).

99.1	Press Release dated May 6, 2013.

99.2	Unaudited pro forma condensed consolidated financial statements of DCP Midstream Partners, LP as of and for the six months ended June 30, 2012, and for the year ended December 31, 2011 (incorporated by reference to Exhibit 99.2 to the Form 8-K filed by the Partnership on November 7, 2012).

99.3	Audited combined financial statements of the South/Central Texas Gathering and Processing Business as of December 31, 2011 and 2010, and for the years ended December 31, 2011, 2010, and 2009, and unaudited combined financial statements of the South/Central Texas Gathering and Processing Business as of June 30, 2012 and for the six months ended June 30, 2012 and 2011 (incorporated by reference to Exhibit 99.1 to the Form 8-K/A filed by the Partnership on November 7, 2012).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2013	DCP MIDSTREAM PARTNERS, LP

	By:	DCP MIDSTREAM GP, LP,
its General Partner

		By:	DCP MIDSTREAM GP, LLC,
its General Partner

			By:	/s/ Michael S. Richards
			Name:	Michael S. Richards
			Title:	Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP on the South/Central Texas Gathering and Processing Business Combined Financial Statements as of December 31, 2011 and 2010, and for the years ended December 31, 2011, 2010, and 2009 (incorporated by reference to Exhibit 23.1 to the Form 8-K/A filed by the Partnership on November 7, 2012).

99.1	Press Release dated May 6, 2013.

99.2	Unaudited pro forma condensed consolidated financial statements of DCP Midstream Partners, LP as of and for the six months ended June 30, 2012, and for the year ended December 31, 2011 (incorporated by reference to Exhibit 99.2 to the Form 8-K filed by the Partnership on November 7, 2012).

99.3	Audited combined financial statements of the South/Central Texas Gathering and Processing Business as of December 31, 2011 and 2010, and for the years ended December 31, 2011, 2010, and 2009, and unaudited combined financial statements of the South/Central Texas Gathering and Processing Business as of June 30, 2012 and for the six months ended June 30, 2012 and 2011 (incorporated by reference to Exhibit 99.1 to the Form 8-K/A filed by the Partnership on November 7, 2012).